                                                                  EXHIBIT 10.151

                                                                      Number W-1


NEITHER THIS WARRANT NOR THE STOCK FOR WHICH IT MAY BE EXERCISED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY OTHER FEDERAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT AS PROVIDED IN ARTICLE III, UNLESS SO REGISTERED OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM.


                              MEGO FINANCIAL CORP.

                         COMMON STOCK PURCHASE WARRANT

     This certifies that, for value received, FINOVA CAPITAL CORPORATION, a _____________ corporation, and any registered assignee ("Holder"), is entitled to subscribe for and purchase from Mego Financial Corp. ("Company"), a corporation organized and existing under the laws of the State of New York, One Hundred Fifty Thousand (150,000) shares (subject to adjustment as set forth in Article II below, "Warrant Shares") of Common Stock of the Company, par value $.01 per share ("Common Stock"), at the exercise price of $1.00 per share (subject to adjustment as set forth in Article II below, "Exercise Price"), at any time and from time to time beginning on December 31, 1998, ("Exercise Date"), and ending on December 31, 2003 ("Expiration Date"), upon written notice from the Holder to the Company ("Notice") and subject to the terms provided herein.

     Capitalized terms used herein, and not otherwise defined, shall have the meanings specified in Article IV. This Warrant is subject to the following provisions, terms and conditions:


                                   ARTICLE I.

                        EXERCISE; RESERVATIONS OF SHARES

     Section 1.01 Warrant Exercise. The rights represented by this Warrant may be exercised by the Holder at any time and from time to time prior to the expiration of this Warrant and after December 31, 1998, as to a minimum of 25,000 Warrant Shares, upon Notice, by the surrender at the principal office of the Company of this Warrant together with a duly executed subscription in the form annexed ("Subscription Form") and accompanied by payment, in certified or immediately available funds, of the Exercise Price for the number of Warrant Shares specified in the Subscription Form. The shares so purchased shall be deemed to be issued to the Holder (unless contrary instructions are provided on the Subscription Form) as the record owner of such shares as of the close of business on the date on which this Warrant shall be exercised as hereinabove provided. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant and the number of shares that shall be issued upon such exercise shall be rounded to the nearest whole share without the payment or receipt of any additional consideration.


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     Section 1.02   Certificates. Certificates for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised, and a new Warrant in the name of the Holder representing the rights, if any, that shall not have been exercised prior to the Expiration Date with respect to this Warrant shall also be delivered to such Holder within such time, with such new Warrant to be identical in all other respects to this Warrant. The term "Warrant," as used herein, includes any Warrants into which this Warrant may be divided or combined and any subsequent Warrants issued upon the transfer or exchange or reissuance upon loss hereof.

     Section 1.03 Reservation of Shares. The Company represents, warrants, covenants and agrees;

          (a) That all shares of Common Stock that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

          (b) That during the period the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and

          (c) If the Common Stock is listed on any national securities exchange or similar trading market, the shares of Common Stock that may be issued upon exercise of this Warrant will, prior to or on the date that a Registration Statement covering the Warrant Shares is effective, also be listed on such exchange subject to notice of issuance.

                                   ARTICLE II

                                  ADJUSTMENTS

     SECTION 2.01   Reorganization, Reclassification, Consolidation, Merger or
Sale.

          (a) Capital Events. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (in any instance, a "Capital Event") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, an amount of such shares of stock, securities or assets (including


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     cash) as may have been issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Capital Event not taken place.

          (b) Preservation of Value. In the case of any Capital Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation provisions for adjustment of the number of shares that may be issued upon exercise of this Warrant and the Exercise Price hereof) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise of the rights represented hereby.

          (c) Obligation Expressly Assumed. The Company shall not effect any consolidation, merger or sale of all or substantially all of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon exercise of this Warrant, such shares of stock, securities or assets (including cash) as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     Section 2.02 Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased. Any such increase or decrease, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination, as the case may be, becomes effective.

     Section 2.03 Stock Dividends. In the event that the Company shall at any time declare any dividend or distribution upon its Common Stock payable in stock, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.


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       Section 2.04  Cash or Other Non-Stock Dividends. In the event that the
Company shall at any time declare any dividend or distribution upon its Common Stock payable in cash, assets or other property, (a "Non-Stock Dividend") the number of Warrant Shares subject to issuance upon the exercise of this Warrant shall be increased to a number obtained by multiplying (a) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such dividend by (b) a fraction (i) the numerator of which shall be the Market Value per share of Common Stock at the date of the taking of the record holders of Common Stock entitled to such dividend or distribution and (ii) the denominator of which shall be such Market Value per share of Common Stock minus the Non-Stock Dividend paid per one share of Common Stock as determined for purposes of accounting for such transaction on the books of the Company. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

       Section 2.05 Additional Common Stock, Options, Convertible Securities. In the event the Company shall (a) issue any additional shares of Common Stock (other than through a stock subdivision or split covered by Section 2.02 or a dividend upon the Company's Common Stock payable in stock covered by Section 2.03) for a consideration (but in no event shall said consideration be rendered except in cash) per share less than the Market Value thereof, (b) grant any options or warrants for the purchase of Common Stock where the Price per Share (as hereinafter defined) of Common Stock issuable upon conversion, exchange or exercise is less than the Market Value thereof immediately prior to the time of issuance or grant thereof ("Options"), or (c) issue or sell any convertible securities that are convertible into or exchangeable for Common Stock at a Price per Share less than the Market Value thereof immediately prior to the time of issuance or grant thereof ("Convertible Securities"), the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased to a number obtained by multiplying (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such issuance, grant or sale by (ii) a fraction (A) the numerator of which shall be the sum of the Outstanding Section 2.05 Shares (as defined below) plus the Deemed Additional Shares resulting from such issuance, grant, sale or payment and (B) the denominator of which shall be the number of shares ("Outstanding Section 2.05 Shares") of Common Stock exercisable or outstanding immediately prior to such issuance, grant, sale or payment (as if all Options, warrants and rights to convert or exchange Convertible Securities outstanding immediately prior to such issuance, grant or sale had been exercised, whether or not actually exercisable on such date). Such increase shall become effective immediately after the opening of business on the day following such issuance, grant or sale, as the case may be.

       Section 2.06 Phantom Stock and Similar Compensation Plans. In the event the Company pays compensation to any employees, consultants or any other person pursuant to any phantom stock option, stock appreciation right, or other similar plan whereby the compensation paid is triggered by the settlement of a right (the "Right") to receive the difference between (i) a pre-established Price per Share that is less than the Market Value of the Common Stock immediately prior to the time of issuance or grant of the Right and (ii) the Market Value per share of the Common Stock on the settlement date of the Right, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased to a number obtained by multiplying (a) the number of Warrant Shares for which this Warrant is exercisable immediately



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
prior to the date such compensation is paid by (b) a fraction (i) the numerator of which shall be the exercise price per share of Common Stock on the date of grant and (ii) the denominator of which shall be the exercise price per share of Common Stock on the date of grant minus the amount of compensation paid allocable to one share of Common Stock. Such increase shall become effective immediately after the opening of business on the day following such grant.

       Section 2.07 Equitable Adjustment. In the event the Company shall participate in any extraordinary corporate event or transaction not otherwise provided for herein, including a so-called issuer self-tender, there shall be made an equitable and proportionate adjustment in the number of shares issuable upon exercise of this Warrant and the Exercise Price consistent with the principles of other such adjustments provided for in this Article II.

       Section 2.08 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any subsidiary of the Company except for shares presently held by the Company's subsidiary, Preferred Equities Corporation, for distribution to shareholders of Vacation Spa Resorts, Inc., and the disposition of any such shares (other than between the Company and any such subsidiary or between any such subsidiaries) shall be considered an issue or sale of Common Stock for purposes of this Article II.

       Section 2.09 Minimum Adjustment. No adjustment in the number of shares that may be issued upon exercise of this Warrant as provided in this Article II shall be required unless such adjustment would require an increase or decrease in such number of shares of at least one percent (1%) of the then adjusted number of shares of Common Stock that may be issued upon exercise of this Warrant; provided, however, that any such adjustments that by reason of the foregoing are not required to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment; and provided further, that if the Company shall at any time subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend, said percentage shall forthwith be proportionately adjusted so as to appropriately reflect the same.

       Section 2.10 Adjustment of Exercise Price. Whenever the number of shares of Common Stock that may be issued upon exercise of this Warrant is adjusted and effective at the time such adjustment is effective, as provided in Sections 2.01, 2.02 and 2.03 of this Article II, the Exercise Price shall be adjusted (to the nearest whole cent) by multiplying each such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock which may be issued upon the exercise of each such Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. The Company may retain a firm of independent certified public accountants (which may not be the regular accountants employed by the Company) to make any required computation, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.



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     Section 2.11   Common Stock Buy Back. In the event the Company shall
commence a buy back program for the acquisition by the Company of Common Stock, the Company agrees to purchase at Market Value all Warrant Shares from the Holder.

     Section 2.12 Record Date. In the event that the Company shall not take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article II to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

     Section 2.13 Officer's Certificate. Whenever the Exercise Price shall be adjusted as provided in this Article II, the Company shall forthwith file with its Secretary and retain in the permanent records of the Company, an officer's certificate showing the adjusted Exercise Price determined as provided in this
Article II, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional or fewer shares of Common Stock, and such other facts as may be reasonably necessary to show the reason for and the method of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder.

     Section 2.14 Notice of Adjustment. Upon any adjustment of the number of shares that may be issued upon exercise of this Warrant or the Exercise Price, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares that may be issued upon the exercise of this Warrant and the Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     Section 2.15 Definition of "Common Stock". As used in this Article II, the term "Common Stock" shall mean and include all of the Company's authorized Common Stock of any class as constituted on the effective date hereof, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or stated value in respect of the rights of the holders thereof to participate in dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

     Section 2.16 Exclusion of Certain Stock. Notwithstanding anything in this Article II, no adjustment of the Exercise Price or the number of shares to be issued upon exercise of this Warrant shall be made upon, (i) the grant of options under any stock option plan of the Company now existing or hereafter adopted by the Company (as any such plan may be amended from, time to time), provided that the option price per share is not less than 100% of Market Value per share on the date of grant, (ii) the issuance of shares of Common Stock upon the exercise of options granted under any such plan or (iii) the issuance of approximately 9,500 shares of Common Stock to former shareholders of Mego International Corp.


                                  ARTICLE III.

                   TRANSFER RESTRICTIONS: REGISTRATION RIGHTS



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     Section 3.01 Securities Law Transfer Restrictions. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock that may be issued upon exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, "Securities Laws"); (ii) agrees not to sell, transfer or otherwise dispose of this Warrant or any such shares of Common Stock without such registration unless the sale, transfer or disposition can be effected without such registration and in compliance with the Securities Laws; and (iii) agrees not to transfer this Warrant or any portion thereof or interest therein except to a Permitted Assignee, as hereinafter defined. Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions, unless such shares of Common Stock have been effectively registered under the applicable Securities Laws.

     Section 3.02 Provision of Information by Holder. The Holder shall make available to the Company such written information, presented in form and content satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in Section 3.01.

     Section 3.03 Registration Rights. The following provisions shall apply irrespective of whether the Holder holds this Warrant or has exercised this Warrant and holds Warrant Shares, and shall apply during the period beginning on the Issue Date and continuing until the Expiration Date:

          (a) The Company shall, within one year from the Issue Date, include the Warrant Shares in a registration statement ("Registration Statement") filed with the Securities and Exchange Commission under the Securities Act, and have such Registration Statement declared effective no later than the first anniversary after the Exercise Date so that upon issuance the Warrant Shares will be freely tradeable, provided that the holder shall furnish to the Company all appropriate information in connection therewith as the Company may reasonably request. Such registration statement shall remain continuously effective until the Expiration Date.

          (b) The Company shall (i) bear the costs, expenses and fees incurred in connection with any such registration, excluding any broker fees, selling commissions, and out-of-pocket costs and expenses of the Holder, (ii) use its best efforts to keep any such registration statement effective through the Effective Date, as amended from time to time, as necessary (iii) supply prospectuses and other documents as the Holder may reasonably request; (iv) use its best efforts to register and qualify the Warrant Shares for sale in such states as the Holder designates; (v) do any and all other acts and things that may be necessary or desirable to enable Holder to consummate the public sale or other disposition of the Warrant Shares; and (vi) enter into cross-indemnification arrangements with the Holder with respect to matters arising from such Registration Statement and public offering.



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                                  ARTICLE IV.

                                  DEFINITIONS

     As used herein, the following terms shall have the meanings specified below:

     "DEEMED ADDITIONAL SHARES" shall mean (i) in the case of the issuance of Common Stock for a consideration per share less than the Market Value thereof, a number of shares of Common Stock equal to the number obtained by subtracting (x) the number of shares of Common Stock that would have been issued for the total consideration being paid in connection with such issuance, if the price per share of the Common Stock issued equalled the Market Value thereof immediately prior to such issuance from (y) the number of shares of Common Stock so issued; or (ii) in the case of the grant or issuance of an Option or Convertible Security, a number of shares of Common Stock equal to the number obtained by subtracting (x) the number of shares of Common Stock that would be issuable under such exercise, conversion or exchange if the Price per Share payable thereon equalled the Market Value of shares of Common Stock immediately prior to such grant or issuance, from (y) the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof.

     "INDEPENDENT APPRAISAL" shall mean an evaluation of the price that would be paid if the Company were sold at the time on an orderly basis as a going concern, which evaluation shall be made by an Independent Financial Expert.

     "INDEPENDENT FINANCIAL EXPERT" shall mean an independent financial expert selected by the Company's Board of Directors on not less than ten (10) days prior written notice to the Holder but shall not include any independent financial expert to whom the Holder shall object in writing not later than ten
(10) days after the Board's delivery of notice of selection.

     "MARKET VALUE" of a share of Common Stock of the Company shall be:

          (i) if the Common Stock is listed on a national securities exchange, the closing price of such Common Stock on the principal national securities exchange on which such Common Stock is traded on the date for which any determination of Market Value is made for any purpose hereunder ("Determination Date"), or, if there shall have been no sales on any such exchange on the Determination Date, the average of the highest bid and lowest asked prices on such principal exchange on such Determination Date; or

          (ii) if the Common Stock is not listed on a national securities exchange, the closing price on the NASD's National Market System, or, if there shall have been no sales on the Determination Date on the National Market System, the average of highest bid and lowest asked prices on the Determination Date on the National Market System, as applicable; or

          (iii) if the Common Stock is not listed on a securities exchange or the National Market System, the average of the representative bid and asked prices of the Stock as of the close of trading on the Determination Date as quoted in the NASDAQ System; or


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     (iv) if the Common Stock is not quoted in the NASDAQ System, the average of the high and low bid and asked prices on the Determination Date in the over-the-counter market as reported by the NASD Bulletin Board, the National Quotation Bureau, Incorporated, or any similar successor organization; or

     (v) if the Common Stock is not listed on or traded in any recognized securities market, such value as the Company and the Holder may agree upon; or

     (vi) if the Company and the Holder cannot agree on a value for the Common Stock within thirty (30) days after the Company or the Holder has made a written proposal with respect to such value to the other party, the fair market value of the Stock as of the Determination Date as determined by an Independent Appraisal. The fees and expenses incurred by the Independent Financial Expert in rendering its Independent Appraisal shall be paid by the Company. The determination of the Market Value of the Common Stock shall be based solely upon the value of the Company and shall be computed by dividing the amount that represents the value of the Company by the number of outstanding shares of Common Stock. In making such a valuation, items such as discounts for minority interests, lack of marketability of the Common Stock or blockage shall not be considered.

     "PERMITTED ASSIGNEE" shall mean any individual or entity who receives valid title and interest to this Warrant or any portion thereof and who additionally accepts by written instrument each of the terms and conditions that govern the ownership of this Warrant.

     "PRICE PER SHARE" for shares of Common Stock issuable upon the conversion of Convertible Securities or the exercise of Options shall be determined by dividing (i) the sum of (A) the total amount of consideration, if any, received or receivable by the Company as consideration for the granting of such Options or the issuance of such Convertible Securities plus (B) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options or the conversion or exchange of such Convertible Securities into Common Stock plus (C) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance of all such Convertible Securities and upon conversion or exchange of all such Convertible Securities into Common Stock, by (ii) the total number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities.


                                   ARTICLE V.

                                 MISCELLANEOUS

     Section 5.01 Transfer of Warrants. Subject to Article III, this Warrant and any shares of any Stock obtained upon exercise of this Warrant may be transferred at the principal office of the Company by registration in the stock books of the Company maintained for such purpose upon delivery to the Company of a duly executed assignment in the form annexed ("Assignment Form").



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


      Section 5.02     Notices.   Any notice or communication to be given
pursuant to this Warrant shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the fifth business day after mailing.

      Section 5.03     Issue Tax.   The issuance of certificates for shares of
Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant exercised.

      Section 5.04     No Shareholder rights.   This Warrant shall not entitle
the Holder to any voting rights or other rights as a shareholder of the Company.

      Section 5.05     Current Information.   The Company shall cause copies of
all financial statements and reports, proxy statements and other documents that are provided to its shareholders to be sent by first class mail, postage prepaid, on the date of mailing to such shareholders, to the Holder at the address reflected in the records of the Company.

      Section 5.06 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

      Section 5.07 Headings: Interpretation. The section headings used herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Warrant. When used in this Warrant, the term "including" shall mean "including, without limitation by reason or enumeration".

      Section 5.08     Successors.   The covenants, agreements and provisions of
this Warrant shall bind the parties hereto and their respective successors and permitted assigns.



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     IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the 23rd of December, 1998.

ATTEST:                                 MEGO FINANCIAL CORP.

By: [SIG]                               By: [SIG]
    ----------------------------------      ------------------------------------
Title: Secretary                        Title: President
       ------------------------------          ---------------------------------





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

                               SUBSCRIPTION FORM

                  TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT

        The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases __________ shares of Common Stock MEGO FINANCIAL CORP. that may be issued under this Warrant and herewith delivers the sum of $_________ in full payment of the Exercise Price for such shares, all on the terms and conditions specified in this Warrant. Such shares are to be registered in the name of the registered holder of this Warrant unless contrary instructions are herein given and certificates evidencing such shares are to be delivered to it/him/her at the address reflected in the records of the Company unless contrary instructions are herein given.

Register shares in the name of

_______________________________________________________________________________


Deliver certificates to

_______________________________________________________________________________


Dated:______________________                    _______________________________
                                                (Signature of Registered Owner)

                                                _______________________________
                                                (Street Address)

                                                _______________________________
                                                (City) (State) (Zip Code)



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
                                ASSIGNMENT FORM

                 TO BE EXECUTED ONLY UPON ASSIGNMENT OF WARRANT

     For value received, the undersigned registered owner, ____________________________________ hereby sells, assigns and transfers unto
___________________________________________, whose address is
_______________________________________, the right to purchase Common Stock of
MEGO FINANCIAL CORP. represented by this Warrant to the extent of _________ shares, as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________, Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises. The assignee hereby agrees to assume the obligations of the Warrant Holder contained in this Warrant to the extent any such obligations are applicable to it. The registered owner and the assignee each warrant and represent to Mego Financial Corp. that the assignee is a Permitted Assignee as defined in the Warrant.

Dated:______________________                    _______________________________
                                                (Signature of Registered Owner)

                                                _______________________________
                                                (Street Address)

                                                _______________________________
                                                (City) (State) (Zip Code)

Dated:______________________                    _______________________________
                                                (Signature of Assignee)


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